SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (date of earliest event reported): May 27, 2011

                               EFT HOLDINGS, INC.
                       ---------------------------------
                 (Name of Small Business Issuer in its charter)

       Nevada                       0-27715                   20-1211204
----------------------           -------------              -------------
(State of incorporation)      (Commission File No.)          (IRS Employer
                                                           Identification No.)

                         17800 Castleton St., Suite 300
                           City of Industry, CA 91748
                ---------------------------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (626) 581-3335

                           EFT Biotech Holdings, Inc.
                           --------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
            Year

      On February 4, 2011 the Company's board of directors amended the Company's Articles of Incorporation pursuant to Nevada Revised Statute ss.92A.180(3)(a) by changing the name of the Company from EFT Biotech Holdings, Inc. to EFT Holdings, Inc.

      The name change became effective on the OTC Bulletin Board on May 27, 2011.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   June 3, 2011                      EFT HOLDINGS, INC.



                                          By:  /s/ Jack Jie Qinz
                                               ------------------------------
                                              Jack Jie Qin, President